[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) RESEARCH
                     BOND FUND

                     SEMIANNUAL REPORT o OCTOBER 31, 2002

                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 30
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     November 15, 2002

(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
     Michael W. Roberge

For the six months ended October 31, 2002, Class A shares of the fund provided a total return of 5.60%, Class B shares 5.24%, Class C shares 5.14%, Class I shares 5.68%, Class 529A shares 5.40%, Class 529B shares 5.20%, and Class 529C shares 5.20%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 6.55% return over the same period for the fund's benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Over the same period, the average "A"-rated corporate debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.53%.

Q.  HOW WOULD YOU DESCRIBE THE ECONOMIC AND MARKET ENVIRONMENT OVER THE PERIOD?

A. The U.S. economy continued to recover, but only modestly. In our view, growth was still being held back by overinvestment that occurred in the late 1990s, creating excess capacity in a number of industries. We believe it may take a bit longer to work off that excess. In reaction to the soft economy and a tough equity market, investors fled to the perceived safety of government and agency bonds; amid strong demand in that sector, yields fell and prices rose.

    The environment for corporate bonds, however, was very difficult. Accounting scandals that included Tyco, Adelphia, and WorldCom rocked investor confidence. The combination of corporate debacles and a soft economy drove corporate bond prices down and spreads -- the yield premiums that corporate bonds pay over U.S. Treasuries -- to extremely high levels. (Interest and principal payments on Treasuries are guaranteed by the U.S. government if held to maturity.)

Q.  WHAT INVESTMENTS HELPED PERFORMANCE OVER THE PERIOD?

A. Our strong performance relative to our Lipper peers was driven largely by what we didn't own. We think it was a tribute to our research analysts that the fund didn't hold or was underweighted, relative to our peers, in several of the companies and industries that suffered most over the period.

    We were concerned about the auto industry because we felt unusually strong sales were sacrificing future demand, and because the huge incentives that stimulated demand were cutting into profits. As a result, we were underweighted in auto companies, which were some of the period's worst performers.

    In the telecom industry, our research had indicated that prices and profits were declining for both wireline and wireless providers. That led us to underweight the telecom sector even before it was struck by accounting issues at WorldCom and Qwest Communications.

Q.  WHAT HOLDINGS DETRACTED FROM PERFORMANCE?

A. Our overweighted position in utilities impaired performance. Two main factors, which we see as short-term, hurt the industry: contagion from the Enron debacle and falling electricity prices due to overcapacity in some regions. Although Enron was a power marketing company and our holdings had relatively little or no exposure to that business, the sector in general was painted for a time with the Enron brush.

    Our utility investments have been focused on companies with hard assets, companies that invest in their own plants and equipment and deliver power to a regular customer base under long-term contracts. We think the Enron contagion and overcapacity issues will recede and that investors will rotate back to what we believe are good businesses that have not taken on excessive risk.

    We believe the fund underperformed the Lehman Index because the index had a higher weighting in Treasuries, which performed well over the period.

Q.  WHAT DO YOU SEE IN THE PERIOD AHEAD?

A. In the period just ended, we feel corporate bonds were virtually on sale as investor confidence sank. We see that trend gradually reversing as the economy continues to modestly improve, and we believe our relative overweighting in corporate bonds could benefit investors in the period ahead. At the same time, we think growth will be slow enough to keep inflation minimal and the Federal Reserve Board (the Fed) more or less on hold with regard to rate increases.

    In a relatively stable rate environment with an improving credit outlook, bond performance would be derived mainly from yield; we think that could favor corporate bonds over Treasuries. However, we believe the markets will continue to experience volatility in the near term until the recovery strengthens. We think the potential for strong performance will depend largely on individual bond selection, and we believe that plays to our strength as research-based, bottom-up investors.

/s/ Michael W. Roberge

    Michael W. Roberge
    Director of Fixed Income Research

The committee of MFS fixed-income research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Roberge.

Prior to January 1, 2001, MFS(R) Research Bond Fund was available only to MFS employees and had limited assets. Between February 1, 1999, and December 29, 2000, all of the fund's fees and expenses were waived or paid for by the adviser; had these fees been in effect, performance would have been lower.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGEMENT
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THE PORTFOLIO IS MANAGED BY A TEAM OF FIXED INCOME RESEARCH ANALYSTS. OUR
ANALYSTS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES. MICHAEL W. ROBERGE, SENIOR VICE PRESIDENT OF MFS(R), MONITORS THE OVERALL INVESTMENT PROCESS.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

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FUND FACTS
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  OBJECTIVE:             SEEKS TO PROVIDE TOTAL RETURN (HIGH CURRENT INCOME AND
                         LONG-TERM GROWTH OF CAPITAL).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS: JANUARY 4, 1999

  CLASS INCEPTION:       CLASS A    JANUARY 4, 1999
                         CLASS B    DECEMBER 29, 2000
                         CLASS C    DECEMBER 29, 2000
                         CLASS I    JANUARY 4, 1999
                         CLASS 529A JULY 31, 2002
                         CLASS 529B JULY 31, 2002
                         CLASS 529C JULY 31, 2002

  SIZE:                  $266.5 MILLION NET ASSETS AS OF OCTOBER 31, 2002

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2002

CLASS A
                                                       6 Months       1 Year       3 years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +5.60%       +5.35%       +32.50%       +30.85%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --          +5.35%       + 9.83%       + 7.29%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --          +0.35%       + 8.07%       + 5.93%
--------------------------------------------------------------------------------------------------------

CLASS B
                                                       6 Months       1 Year       3 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +5.24%       +4.56%       +30.61%       +28.99%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --          +4.56%       + 9.31%       + 6.89%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --          +0.58%       + 8.47%       + 6.23%
--------------------------------------------------------------------------------------------------------

CLASS C
                                                       6 Months       1 Year       3 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +5.14%       +4.45%       +30.51%       +28.89%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --          +4.45%       + 9.28%       + 6.86%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --          +3.46%       + 9.28%       + 6.86%
--------------------------------------------------------------------------------------------------------

CLASS I
                                                       6 Months       1 Year       3 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                +5.68%       +5.51%       +32.77%       +31.12%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)             --          +5.51%       + 9.91%       + 7.35%
--------------------------------------------------------------------------------------------------------

CLASS 529A
                                                       6 Months       1 Year       3 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +5.40%       +5.16%       +32.26%       +30.61%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --          +5.16%       + 9.77%       + 7.24%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --          +0.17%       + 8.00%       + 5.88%
--------------------------------------------------------------------------------------------------------

CLASS 529B
                                                       6 Months       1 Year       3 years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +5.20%       +4.96%       +32.00%       +30.36%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --          +4.96%       + 9.70%       + 7.18%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --          +0.98%       + 8.86%       + 6.53%
--------------------------------------------------------------------------------------------------------

CLASS 529C
                                                       6 Months       1 Year       3 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +5.20%       +4.96%       +32.00%       +30.36%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --          +4.96%       + 9.70%       + 7.18%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --          +3.96%       + 9.70%       + 7.18%
--------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 4, 1999, through
  October 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B and 529B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes initially offered after the fund's original share class (Class A) includes the performance of the fund's Class A shares for periods prior to the offering of these share classes. This blended class performance has been adjusted to take into account differences in the sales load applicable to these share classes, but has not been adjusted to take into account differences in class-specific operating expenses. Because these share classes have higher operating expenses than those of A, performance shown for these share classes is higher than it would have been had they been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2002

PORTFOLIO STRUCTURE

          High Grade Corporates                   33.4%
          U.S. Treasuries                         24.1%
          Government Agency                       18.5%
          High Yield Corporates                    5.0%
          Commercial Mortgage Backed               4.9%
          Asset Backed                             3.5%
          Emerging Markets                         3.1%
          Mortgage Backed                          3.0%
          Municipal                                2.8%
          Cash                                     0.8%
          International                            0.7%
          Residential Mortgage Backed              0.2%

Portfolio percentages have been adjusted to more accurately reflect exposure to the stated asset classes.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2002

Bonds - 96.5%
---------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)            VALUE
---------------------------------------------------------------------------------------------------------
U.S. Bonds - 87.6%
  Advertising & Broadcasting - 0.7%
    Clear Channel Communications, 7.875s, 2005                                   $   750     $    794,918
    Young Broadcasting, Inc., 8.5s, 2008                                           1,200        1,215,000
                                                                                             ------------
                                                                                             $  2,009,918
---------------------------------------------------------------------------------------------------------
  Aerospace - 0.6%
    Alliant Techsystems, Inc., 8.5s, 2011                                        $   160     $    170,400
    Northrop Grumman Corp., 7s, 2006                                                 350          384,097
    Northrop Grumman Corp., 7.125s, 2011                                             723          805,287
    Northrop Grumman Corp., 7.75s, 2031                                              250          281,330
                                                                                             ------------
                                                                                             $  1,641,114
---------------------------------------------------------------------------------------------------------
  Airlines - 0.5%
    Boeing Capital Corp., 6.5s, 2012                                             $   600     $    614,182
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020                      771          613,530
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020                        4            3,398
                                                                                             ------------
                                                                                             $  1,231,110
---------------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    DaimlerChrysler NA Holdings Corp., 8.5s, 2031                                $   395     $    447,108
    Ford Motor Co., 7.45s, 2031                                                      669          511,124
    TRW, Inc., 7.75s, 2029                                                           956          961,288
                                                                                             ------------
                                                                                             $  1,919,520
---------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.5%
    Bank of America Corp., 7.4s, 2011                                            $ 1,600     $  1,865,477
    Citigroup, Inc., 7.25s, 2010                                                   1,052        1,192,077
    Credit Suisse First Boston, 6.5s, 2012                                         1,140        1,187,071
    Dime Bancorp, Inc., 9s, 2002                                                     600          604,646
    GS Escrow Corp., 7s, 2003                                                        420          431,253
    KFW International Finance, Inc., 4.25s, 2005                                   1,500        1,567,114
    Natexis AMBS Co. LLC, 8.44s, 2049##                                              600          690,517
    Socgen Real Estate Co., 7.64s, 2049##                                            988        1,069,717
    Summit Bancorp, 8.625s, 2002                                                     100          100,617
    Unicredito Italiano Capital Trust, 9.2s, 2049##                                1,289        1,559,226
    Wells Fargo Bank, 7.8s, 2010                                                     250          279,082
    Wells Fargo Bank, 6.45s, 2011                                                  1,307        1,452,431
                                                                                             ------------
                                                                                             $ 11,999,228
---------------------------------------------------------------------------------------------------------
  Brokerage - 0.8%
    Lehman Brothers Holdings, Inc., 6.25s, 2003                                  $   310     $    314,967
    Lehman Brothers Holdings, Inc., 8.25s, 2007                                      700          809,141
    Morgan Stanley Dean Witter & Co., 6.1s, 2006                                     400          429,485
    Morgan Stanley Dean Witter & Co., 6.6s, 2012                                     501          539,497
                                                                                             ------------
                                                                                             $  2,093,090
---------------------------------------------------------------------------------------------------------
  Building - 0.9%
    American Standard, Inc., 7.375s, 2008                                        $ 1,000     $  1,040,000
    CRH America, Inc., 6.95s, 2012                                                   221          244,012
    Masco Corp., 5.875s, 2012                                                      1,067        1,103,918
                                                                                             ------------
                                                                                             $  2,387,930
---------------------------------------------------------------------------------------------------------
  Business Services - 0.2%
    General Binding Corp., 9.375s, 2008                                          $   575     $    451,375
---------------------------------------------------------------------------------------------------------
  Conglomerates - 0.7%
    General Electric Capital Corp., 6s, 2012                                     $ 1,800     $  1,912,093
---------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.3%
    Cendant Corp., 6.875s, 2006                                                  $   700     $    696,500
---------------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Pliant Corp., 13s, 2010                                                      $   550     $    429,000
---------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 7.6%
    Americredit Automobile Receivable Trust, 5.37s, 2008                         $   600     $    633,561
    Amresco Commercial Mortgage Funding I Corp., 7s, 2029                            700          695,652
    Amresco Commercial Mortgage Funding I Corp., 7.18s, 2029                          35           38,800
    Bear Stearns Commercial Mortgage Securities, Inc., 6.8s, 2008                    302          330,354
    Capital One Auto Finance Trust, 4.79s, 2009                                      650          688,855
    Centex Home Equity, 5.93s, 2025                                                  700          721,617
    Certificates Funding Corp., 6.716s, 2004                                         197          212,724
    CNH Equipment Trust, 4.3s, 2008                                                  568          576,479
    Commercial Mortgage Acceptance Corp., 6.49s, 2008                                500          561,015
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                                550          468,452
    Commercial Mortgage Acceptance Corp., 5.8s, 2030                                  12           12,181
    Commercial Mortgage Acceptance Corp., 6.04s, 2030                                900          989,183
    Commercial Mortgage Acceptance Corp., 7.03s, 2031                                750          859,713
    Commercial Mortgage Asset Trust, 7.546s, 2010                                    700          822,317
    CPS Auto Receivables Trust, 3.5s, 2009##                                         600          601,873
    Criimi Mae Corp., 6.701s, 2030##                                                  10           10,276
    Criimi Mae Corp., 7s, 2033                                                       899          978,456
    DLJ Commercial Mortgage Corp., 0.91s, 2005 (Interest Only)                       300            6,076
    DLJ Mortgage Acceptance Corp., 8s, 2003+                                          86           86,801
    Falcon Franchise Loan LLC, 3.087s, 2023##                                        973          139,767
    First Union Lehman Brothers Bank, 0.59s, 2028                                 41,295        1,170,474
    GE Capital Commercial Mortgage Corp., 6.269s, 2035                               560          616,342
    Greenpoint Manufactured Housing, 6.26s, 2015                                     103          105,054
    GS Mortgage Securities Corp. II, 6.06s, 2030                                      68           72,552
    Hyundai Auto Receivables Trust, 2.8s, 2007                                     1,000        1,002,000
    Ikon Receivables Funding LLC, 3.9s, 2006                                       1,000        1,021,151
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                               35           36,593
    Merrill Lynch Mortgage Investors, Inc., 6.39s, 2030                              420          464,463
    MFN Automobile Receivables Trust, 5.07s, 2007##                                   92           92,952
    Morgan Stanley Capital I, 6.01s, 2030                                             54           58,349
    Morgan Stanley Capital I, 7.394s, 2030                                           550          610,805
    Mortgage Capital Funding, Inc., 6.663s, 2008                                   1,285        1,440,941
    Nationslink Funding Corp., 0.91s, 2023                                        13,832          446,295
    Nationslink Funding Corp., 6.001s, 2030                                          198          212,372
    PSE&G Transitions Funding LLC, 5.98s, 2008                                       170          185,365
    Residential Asset Securities Corp., 7.735s, 2025                                 166          167,764
    Residential Asset Securitization Trust, 5.35s, 2026                              500          520,117
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                           1,377        1,519,287
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                                 350          363,082
    Vanderbilt Mortgage & Finance, Inc., 6.12s, 2015                                 614          629,420
                                                                                             ------------
                                                                                             $ 20,169,530
---------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.6%
    MOOG, Inc., 10s, 2006                                                        $ 1,125     $  1,130,625
    Raytheon Co., 5.7s, 2003                                                          15           15,311
    Raytheon Co., 8.3s, 2010                                                         500          582,538
                                                                                             ------------
                                                                                             $  1,728,474
---------------------------------------------------------------------------------------------------------
  Energy - Independent - 1.8%
    Apache Corp., 7.375s, 2047                                                   $    47     $     52,583
    Devon Financing Corp., 6.875s, 2011                                            1,949        2,162,912
    Ocean Energy, Inc., 7.625s, 2005                                                 500          553,981
    Ocean Energy, Inc., 4.375s, 2007                                               1,000        1,010,760
    Ocean Energy, Inc., 7.25s, 2011                                                  502          564,704
    Stone Energy Corp., 8.25s, 2011                                                  500          507,500
                                                                                             ------------
                                                                                             $  4,852,440
---------------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    AOL Time Warner, Inc., 6.125s, 2006                                          $   200     $    197,811
    AOL Time Warner, Inc., 7.7s, 2032                                                740          677,100
    Time Warner Entertainment Co. LP, 8.875s, 2012                                   500          549,162
    Walt Disney Co., 6.75s, 2006                                                   1,045        1,120,232
                                                                                             ------------
                                                                                             $  2,544,305
---------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.9%
    Countrywide Home Loans, Inc., 6.85s, 2004                                    $   500     $    527,811
    Countrywide Home Loans, Inc., 5.5s, 2006                                         550          571,469
    Ford Motor Credit Co., 7.375s, 2011                                              150          134,055
    General Motors Acceptance Corp., 6.75s, 2006                                   1,000          990,622
    General Motors Acceptance Corp., 7s, 2012                                        400          368,644
    General Motors Acceptance Corp., 8s, 2031                                      1,155        1,031,271
    Goldman Sachs Group, Inc., 5.7s, 2012                                          1,300        1,329,951
                                                                                             ------------
                                                                                             $  4,953,823
---------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.8%
    Anheuser Busch Cos., Inc., 4.375s, 2013                                      $   980     $    961,472
    Burns Philp Capital Property Ltd., 9.75s, 2012##                                 600          588,000
    Coors Brewing Co., 6.375s, 2012                                                  337          372,853
    Dole Foods, Inc., 7.25s, 2009                                                    864          787,133
    Kellogg Co., 6s, 2006                                                             80           87,067
    Kellogg Co., 6.6s, 2011                                                          400          449,003
    Michael Foods, Inc., 11.75s, 2011                                                450          495,000
    Tyson Foods, Inc., 8.25s, 2011                                                 1,000        1,148,870
                                                                                             ------------
                                                                                             $  4,889,398
---------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    MeadWestvaco Corp., 6.85s, 2012                                              $ 1,234     $  1,311,212
    Weyerhaeuser Co., 6.75s, 2012##                                                  700          733,675
    Weyerhaeuser Co., 7.375s, 2032##                                                 499          504,041
                                                                                             ------------
                                                                                             $  2,548,928
---------------------------------------------------------------------------------------------------------
  Gaming - 0.9%
    Harrahs Operating, Inc., 7.125s, 2007                                        $   585     $    638,963
    MGM Grand, Inc., 6.95s, 2005                                                     400          407,987
    MGM Mirage, Inc., 8.5s, 2010                                                     760          828,065
    Station Casinos, Inc., 8.375s, 2008                                              550          580,250
                                                                                             ------------
                                                                                             $  2,455,265
---------------------------------------------------------------------------------------------------------
  Industrial - 0.4%
    Black & Decker Corp., 7.125s, 2011                                           $   299     $    338,167
    Kennametal, Inc., 7.2s, 2012                                                     628          636,180
                                                                                             ------------
                                                                                             $    974,347
---------------------------------------------------------------------------------------------------------
  Insurance - 0.8%
    AIG Sunamerica Global Financing II, 7.6s, 2005##                             $   525     $    589,499
    AIG Sunamerica Global Financing IV, 5.85s, 2006##                                430          463,390
    Prudential Funding Corp., 6.6s, 2008                                             800          864,095
    Safeco Corp., 7.25s, 2012                                                        180          188,595
                                                                                             ------------
                                                                                             $  2,105,579
---------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.4%
    Allstate Corp., 7.2s, 2009                                                   $   600     $    677,413
    Willis Corroon Corp., 9s, 2009                                                   295          309,750
                                                                                             ------------
                                                                                             $    987,163
---------------------------------------------------------------------------------------------------------
  Media - Cable - 1.2%
    Belo Corp., 7.75s, 2027                                                      $   725     $    687,017
    Cox Communications, Inc., 7.75s, 2010                                            500          534,934
    Cox Communications, Inc., 7.125s, 2012                                           500          516,594
    TCI Communications Financing III, 9.65s, 2027                                     25           20,000
    Tele-Communications, Inc., 9.8s, 2012                                          1,235        1,368,588
                                                                                             ------------
                                                                                             $  3,127,133
---------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.6%
    HCA Healthcare Co., 7.125s, 2006                                             $   304     $    319,503
    HCA Healthcare Co., 8.75s, 2010                                                  505          562,026
    HCA Healthcare Co., 7.875s, 2011                                                 670          718,683
                                                                                             ------------
                                                                                               $1,600,212
---------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.0%
    Kinder Morgan Energy Partners, 6.75s, 2011                                   $   950     $  1,005,171
    Kinder Morgan Energy Partners, 7.4s, 2031                                         60           61,804
    Kinder Morgan Energy Partners, 7.75s, 2032                                       763          818,785
    Plains All American Pipeline, 7.75s, 2012##                                      675          688,500
                                                                                             ------------
                                                                                             $  2,574,260
---------------------------------------------------------------------------------------------------------
  Oil Services - 0.6%
    Chesapeake Energy Corp., 8.125s, 2011##                                      $   550     $    561,000
    Conocophillips, 5.9s, 2032##                                                     980          933,107
    Dresser, Inc., 9.375s, 2011                                                      250          235,000
                                                                                             ------------
                                                                                             $  1,729,107
---------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Valero Energy Corp., 7.5s, 2032                                              $   246     $    220,742
---------------------------------------------------------------------------------------------------------
  Pollution Control - 1.3%
    Allied Waste North America, Inc., 8.875s, 2008                               $ 1,040     $  1,029,600
    Allied Waste North America, Inc., 10s, 2009                                      200          192,000
    Joy Global, Inc., 8.75s, 2012                                                    115          115,575
    USA Waste Services, Inc., 7s, 2004                                               400          411,876
    USA Waste Services, Inc., 6.625s, 2012##                                         725          771,011
    USA Waste Services, Inc., 7s, 2028                                             1,050          925,771
                                                                                             ------------
                                                                                             $  3,445,833
---------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    News America Holdings, Inc., 6.703s, 2004                                    $   500     $    505,459
    News America Holdings, Inc., 8.5s, 2005                                          745          791,508
                                                                                             ------------
                                                                                               $1,296,967
---------------------------------------------------------------------------------------------------------
  Railroads - 0.9%
    Union Pacific Corp., 6.34s, 2003                                             $    20     $     20,797
    Union Pacific Corp., 5.84s, 2004                                                 160          168,270
    Union Pacific Corp., 7.25s, 2008                                               1,980        2,284,276
                                                                                             ------------
                                                                                               $2,473,343
---------------------------------------------------------------------------------------------------------
  Real Estate - 1.1%
    EOP Operating Ltd., 6.8s, 2009                                               $   880     $    958,483
    Simon Property Group LP, 6.375s, 2007                                            950        1,030,043
    Vornado Reality Trust, 5.625s, 2007                                              838          857,755
                                                                                             ------------
                                                                                             $  2,846,281
---------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    Yum! Brands, Inc., 8.875s, 2011                                             $   495          537,075
---------------------------------------------------------------------------------------------------------
  Retail - 0.6%
    Advance Stores, Inc., 10.25s, 2008                                           $   600     $    627,000
    Dollar General Corp., 8.625s, 2010                                               500          508,309
    Gap, Inc., 10.55s, 2008                                                          610          619,150
                                                                                             ------------
                                                                                             $  1,754,459
---------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.3%
    AT&T Wireless Services, Inc., 8.75s, 2031                                    $   402     $    321,600
    Verizon Wireless Capital LLC, 5.375s, 2006##                                     400          394,940
                                                                                             ------------
                                                                                             $    716,540
---------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.6%
    Alltel Corp., 7.875s, 2032                                                   $   597     $    682,507
    AT&T Corp., 6.5s, 2029                                                         1,790        1,539,400
    Citizens Communications Co., 8.5s, 2006                                          575          580,750
    Citizens Communications Co., 7.625s, 2008                                        500          502,500
    Sprint Capital Corp., 5.7s, 2003                                                 500          480,391
    Sprint Capital Corp., 6.875s, 2028                                               346          229,434
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                              10            9,974
    United Telecommunications Co., 9.5s, 2003                                        350          348,272
                                                                                             ------------
                                                                                             $  4,373,228
---------------------------------------------------------------------------------------------------------
  Transportation - Services - 0.4%
    Federal Express Corp., 9.65s, 2012                                           $   783     $  1,015,467
---------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 21.4%
    Federal Home Loan Mortgage Corp., 3.5s, 2003                                 $ 3,000     $  3,050,820
    Federal Home Loan Mortgage Corp., 4.5s, 2004                                   3,800        3,976,282
    Federal Home Loan Mortgage Corp., 5.5s, 2006                                   1,470        1,609,135
    Federal Home Loan Mortgage Corp., 5.125s, 2012                                 1,200        1,254,252
    Federal National Mortgage Assn., 6.5s, 2004                                    8,150        8,812,025
    Federal National Mortgage Assn., 7.125s, 2005                                 16,420       18,259,697
    Federal National Mortgage Assn., 6s, 2008                                      8,650        9,728,655
    Federal National Mortgage Assn., 5.5s, 2017                                    4,000        4,199,531
    Federal National Mortgage Assn., 4.08s, 2031                                     763          778,260
    Federal National Mortgage Assn., TBA, 7.085s, 2006                               512          570,933
    Federal National Mortgage Assn., TBA, 7.29s, 2006                                492          549,461
    Federal National Mortgage Assn., TBA, 7.355s, 2006                               487          546,432
    Federal National Mortgage Assn., TBA, 7.5s, 2030                                  10           11,005
    Federal National Mortgage Assn., TBA, 7.5s, 2031                                 555          586,566
    Federal National Mortgage Assn., TBA, 6.5s, 2032                               1,135        1,176,603
    Government National Mortgage Assn., TBA, 6.5s, 2028                              107          111,914
    Small Business Administration, 5.34s, 2021                                       738          756,425
    Small Business Administration, 6.34s, 2021                                       143          157,564
    Small Business Administration, 6.35s, 2021                                       116          127,751
    Small Business Administration, 6.44s, 2021                                       145          159,949
    Small Business Administration, 6.07s, 2022                                       492          531,963
                                                                                             ------------
                                                                                             $ 56,955,223
---------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 23.3%
    U.S. Treasury Bonds, 8.125s, 2019                                            $    24     $     32,822
    U.S. Treasury Bonds, 8s, 2021                                                 16,285       22,241,744
    U.S. Treasury Bonds, 5.375s, 2031                                              4,788        5,053,772
    U.S. Treasury Notes, 5.25s, 2003                                               4,500        4,636,845
    U.S. Treasury Notes, 5.5s, 2003                                                2,146        2,174,417
    U.S. Treasury Notes, 5.875s, 2004                                              1,729        1,873,150
    U.S. Treasury Notes, 3.5s, 2006                                                5,075        5,263,303
    U.S. Treasury Notes, 6.875s, 2006                                              8,388        9,667,069
    U.S. Treasury Notes, 3.25s, 2007                                                 203          207,671
    U.S. Treasury Notes, 3.375s, 2007                                              1,189        1,278,098
    U.S. Treasury Notes, 4.375s, 2007                                              8,480        9,090,450
    U.S. Treasury Notes, 4.375s, 2012                                                655          679,972
                                                                                             ------------
                                                                                             $ 62,199,313
---------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.6%
    Dominion Resources, Inc., 7.6s, 2003                                         $   345     $    353,804
    DTE Energy Co., 7.05s, 2011                                                    1,662        1,788,827
    Exelon Generation Co. LLC, 6.95s, 2011                                         1,751        1,819,464
    First Energy Corp., 6.45s, 2011                                                  850          792,081
    Midamerican Energy Holdings Co., 5.875s, 2012                                    482          473,717
    Niagara Mohawk Power Corp., 5.375s, 2004                                         541          561,834
    Northwestern Corp., 7.875s, 2007##                                               250          185,571
    Oncor Electric, 7s, 2032##                                                       783          748,332
    Progress Energy, Inc., 6.75s, 2006                                               340          349,255
    Progress Energy, Inc., 6.85s, 2012                                               502          507,110
    Progress Energy, Inc., 7s, 2031                                                  510          457,776
    PSEG Power LLC, 7.75s, 2011                                                      700          630,000
    PSEG Power LLC, 6.95s, 2012##                                                    510          443,700
    PSEG Power LLC, 8.625s, 2031                                                     696          584,640
                                                                                             ------------
                                                                                             $  9,696,111
---------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    Amerigas Partners, 8.875s, 2011                                              $   175     $    178,500
---------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Verizon Global Funding Corp., 7.375s, 2012                                   $ 1,700     $  1,871,124
---------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $233,591,048
---------------------------------------------------------------------------------------------------------

Foreign Bonds - 6.2%
  Bulgaria - 0.4%
    Bulgaria Republic, 8.25s, 2015##                                             $   891     $    951,143
---------------------------------------------------------------------------------------------------------
  Canada - 0.4%
    Abitibi-Consolidated, Inc., 8.85s, 2030 (Forest &
      Paper Products)                                                            $   859     $    820,151
    Province of Quebec, 8.8s, 2003 (Sovereign)                                       150          154,822
                                                                                             ------------
                                                                                             $    974,973
---------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.4%
    Dominican Republic, 9.5s, 2006##                                             $   975     $  1,023,750
---------------------------------------------------------------------------------------------------------
  France - 0.3%
    France Telecom S.A., 4.576s, 2003 (Telecommunications -
      Wireline)                                                                  $    85     $     84,634
    France Telecom S.A., 8.7s, 2006 (Telecommunications - Wireline)                  600          642,788
                                                                                             ------------
                                                                                             $    727,422
---------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.4%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks &
      Credit Cos.)##                                                             $   779     $    841,577
    Pemex Finance Ltd., 9.69s, 2009 (Financial Institutions)                         180          212,301
                                                                                             ------------
                                                                                             $  1,053,878
---------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    MDP Acquisitions PLC, 9.625s, 2012 (Forest &
      Paper Products)##                                                          $   375     $    384,375
---------------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Mobile Telesystems, 10.95s, 2004 (Telecommunications -
      Wireline)                                                                  $   800     $    824,000
---------------------------------------------------------------------------------------------------------
  Mexico - 1.2%
    BBVA Bancomer Capital Trust, 10.5s, 2011 (Banks &
      Credit Cos.)##                                                             $   882     $    961,380
    Petroleos Mexicanos, 9.5s, 2027 (Oil Services)                                   339          356,797
    United Mexican States, 8s, 2022                                                  393          383,175
    United Mexican States, 11.5s, 2026                                             1,212        1,561,032
                                                                                             ------------
                                                                                             $  3,262,384
---------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                            $   792     $    932,516
---------------------------------------------------------------------------------------------------------
  Sweden
    AB Spintab, 6.8s, 2049 (Banks & Credit Cos.)##                               $    10     $     10,037
---------------------------------------------------------------------------------------------------------
  United Kingdom - 2.4%
    Barclays Bank PLC, 6.86s, 2049 (Banks & Credit Cos.)##                       $ 1,001     $    967,181
    Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)##                         1,131        1,356,303
    British Sky Broadcasting Group, 8.2s, 2009 (Advertising &
      Broadcasting)                                                                  600          630,000
    British Telecommunications PlC, 7.625s, 2005
      (Telecommunications - Wireline)                                                920        1,026,597
    Hanson PLC, 7.875s, 2010 (Building)                                              330          381,863
    Orange PLC, 9s, 2009 (Telecommunications - Wireless)                             100           96,971
    Permanent Financing PLC, 4.2s, 2007 (Special Products &
      Services)                                                                    1,485        1,539,063
    Royal Bank Scotland Group PLC, 8.817s, 2049 (Banks &
      Credit Cos.)                                                                   300          337,064
                                                                                             ------------
                                                                                             $  6,335,042
---------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $ 16,479,520
---------------------------------------------------------------------------------------------------------
Municipal Bonds - 2.7%
    Anderson County SC Joint Municipal Water, 5s, 2032                           $ 1,500     $  1,506,030
    Metropolitan, NY, Transportation Authority Revenue, 5s, 2030                   1,500        1,503,975
    Richmond Virginia Public Utility Revenue, 5s, 2033                             1,500        1,506,810
    Tucson Arizona Water Revenue, 5.5s, 2012                                       2,300        2,628,555
---------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                        $  7,145,370
---------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $252,128,571)                                                  $257,215,938
---------------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.9%
---------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 11/01/02                                 $ 3,188     $  3,188,000
    New Center Asset Trust, due 11/01/02                                           1,824        1,824,000
---------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $  5,012,000
---------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.4%
---------------------------------------------------------------------------------------------------------
    Merrill Lynch dated 10/31/02, due 11/01/02, total to be
      received $1,117,058 (secured by various U.S. Treasury and
      Government Agency obligations in a jointly traded account),
      at Cost                                                                    $ 1,117     $  1,117,000
---------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $258,257,571)                                            $263,344,938
Other Assets, Less Liabilities - 1.2%                                                           3,119,216
---------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $266,464,154
---------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
OCTOBER 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $258,257,571)           $263,344,938
  Cash                                                                     160
  Receivable for fund shares sold                                   11,078,695
  Receivable for investments sold                                    5,063,674
  Receivable from investment adviser                                   128,257
  Interest receivable                                                4,349,815
                                                                  ------------
      Total assets                                                $283,965,539
                                                                  ------------
Liabilities:
  Distributions payable                                           $    978,372
  Payable for fund shares reacquired                                   135,526
  Payable for investments purchased                                 16,316,422
  Payable to affiliates -
    Management fee                                                       2,555
    Distribution and service fee                                         2,406
  Accrued expenses and other liabilities                                66,104
                                                                  ------------
      Total liabilities                                           $ 17,501,385
                                                                  ------------
Net assets                                                        $266,464,154
                                                                  ------------

Net assets consist of:
  Paid-in capital                                                 $262,134,958
  Unrealized appreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                               5,087,367
  Accumulated net realized loss on investments and foreign
currency transactions                                                  (55,691)
  Accumulated distributions in excess of net investment
income                                                                (702,480)
                                                                  ------------
      Total                                                       $266,464,154
                                                                  ============
Shares of beneficial interest outstanding                          26,007,553
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $110,283,763 / 10,769,681 shares of
     beneficial interest outstanding)                               $10.24
                                                                    ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                     $10.75
                                                                    ======
Class B shares:
  Net asset value per share
    (net assets of $71,276,732 / 6,948,699 shares of
     beneficial interest outstanding)                               $10.26
                                                                    ======
Class C shares:
  Net asset value per share
    (net assets of $29,498,872 / 2,876,120 shares of
     beneficial interest outstanding)                               $10.26
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $55,344,068 / 5,407,121
    shares of beneficial interest outstanding)                      $10.24
                                                                    ======
Class 529A shares:
  Net asset value per share
    (net assets of $47,317 / 4,626 shares of beneficial
     interest outstanding)                                          $10.23
                                                                    ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                     $10.74
                                                                    ======
Class 529B shares:
  Net asset value per share
    (net assets of $8,034 / 783 shares of beneficial
     interest outstanding)                                          $10.26
                                                                    ======
Class 529C shares:
  Net asset value per share
    (net assets of $5,368 / 523 shares of beneficial
     interest outstanding)                                          $10.26
                                                                    ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class 529A, Class B, Class 529B, Class C, and Class 529C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2002
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest income                                                 $4,641,999
                                                                    ----------
  Expenses -
    Management fee                                                  $  428,157
    Trustees" compensation                                              12,053
    Shareholder servicing agent fee                                     85,631
    Distribution and service fee (Class A)                             139,108
    Distribution and service fee (Class B)                             278,327
    Distribution and service fee (Class C)                             117,292
    Distribution and service fee (Class 529A)                               14
    Distribution and service fee (Class 529B)                               17
    Distribution and service fee (Class 529C)                               13
    Program manager fee (Class 529A)                                        11
    Program manager fee (Class 529B)                                         4
    Program manager fee (Class 529C)                                         3
    Administrative fee                                                   4,792
    Registration fees                                                   66,144
    Custodian fee                                                       34,019
    Printing                                                            24,069
    Auditing fees                                                       19,050
    Postage                                                              8,167
    Legal fees                                                             398
    Miscellaneous                                                       47,086
                                                                    ----------
      Total expenses                                                $1,264,355
    Fees paid indirectly                                                (1,368)
    Reduction of expenses by investment adviser and distributor       (336,046)
                                                                    ----------
      Net expenses                                                  $  926,941
                                                                    ----------
        Net investment income                                       $3,715,058
                                                                    ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment transactions  $  442,344
                                                                    ----------
  Change in unrealized appreciation on investments                  $4,851,349
                                                                    ----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $5,293,693
                                                                    ----------
          Increase in net assets from operations                    $9,008,751
                                                                    ==========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                           OCTOBER 31, 2002             APRIL 30, 2002
                                                                (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $   3,715,058              $   2,783,609
  Net realized gain on investments and foreign currency
    transactions                                                    442,344                     84,925
  Net unrealized gain on investments and foreign currency
    translation                                                   4,851,349                    325,660
                                                              -------------              -------------
      Increase in net assets from operations                  $   9,008,751              $   3,194,194
                                                              -------------              -------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $  (2,198,875)             $  (1,274,745)
  From net investment income (Class B)                           (1,298,862)                (1,041,350)
  From net investment income (Class C)                             (549,790)                  (432,942)
  From net investment income (Class I)                             (348,885)                   (34,572)
  From net investment income (Class 529A)                              (235)                      --
  From net investment income (Class 529B)                               (75)                      --
  From net investment income (Class 529C)                               (60)                      --
  From net realized gain on investments and foreign
    currency transactions (Class A)                                    --                      (36,124)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                    --                      (36,157)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                    --                      (12,644)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    --                           (1)
  In excess of net investment income (Class A)                         --                     (128,513)
  In excess of net investment income (Class B)                         --                     (104,983)
  In excess of net investment income (Class C)                         --                      (43,647)
  In excess of net investment income (Class I)                         --                       (3,485)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                    --                      (74,826)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                    --                      (74,894)
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                    --                      (26,189)
                                                              -------------              -------------
          Total distributions declared to shareholders        $  (4,396,782)             $  (3,325,072)
                                                              -------------              -------------
Net increase in net assets from fund share transactions       $ 145,148,843              $ 101,658,097
                                                              -------------              -------------
      Total increase in net assets                            $ 149,760,812              $ 101,527,219
Net assets:
  At beginning of period                                        116,703,342                 15,176,123
                                                              -------------              -------------
  At end of period (including accumulated distributions in
    excess of net investment income of $702,480 and $20,756,
    respectively)                                             $ 266,464,154              $ 116,703,342
                                                              =============              =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                      SIX MONTHS ENDED       ------------------------------------------         PERIOD ENDED
                                      OCTOBER 31, 2002             2002             2001           2000      APRIL 30, 1999*
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $ 9.97           $ 9.80           $ 9.27         $ 9.80               $10.00
                                                ------           ------           ------         ------               ------
Income from investment operations#(S)(S) -
  Net investment income(S)                      $ 0.24           $ 0.50           $ 0.58         $ 0.64               $ 0.18
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.31             0.29             0.62+++       (0.53)               (0.21)
                                                ------           ------           ------         ------               ------
      Total from investment operations          $ 0.55           $ 0.79           $ 1.20         $ 0.11               $(0.03)
                                                ------           ------           ------         ------               ------
Less distributions declared to
  shareholders -
  From net investment income                    $(0.28)          $(0.53)          $(0.64)        $(0.64)              $(0.17)
  In excess of net investment income              --              (0.05)           (0.03)          --                   --
  From net realized gain on investments
    and foreign currency transactions             --              (0.01)            --             --                   --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --              (0.03)            --             --                   --
                                                ------           ------           ------         ------               ------
    Total distributions declared to
      shareholders                              $(0.28)          $(0.62)          $(0.67)        $(0.64)              $(0.17)
                                                ------           ------           ------         ------               ------
Net asset value - end of period                 $10.24           $ 9.97           $ 9.80         $ 9.27               $ 9.80
                                                ======           ======           ======         ======               ======
Total return(+)                                   5.60%++          8.19%           13.39%          1.31%               (0.29)%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                    0.70%+           0.70%            0.41%          0.03%                0.30%+
    Net investment income(S)(S)                   4.74%+           5.21%            6.54%          6.82%                5.62%+
Portfolio turnover                                  76%             166%             272%           209%                 117%
Net assets at end of period (000 Omitted)     $110,284          $55,592           $5,447         $1,011                 $999

(S) Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to December 29, 2000, and effective February 1, 1999, the investment adviser had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss)
    per share and the ratios would have been:
      Net investment income (loss)              $ 0.21           $ 0.44           $ 0.15         $ 0.23               $(0.09)
      Ratios (to average net assets):
        Expenses##                                1.20%+           1.37%            5.24%          4.43%                8.93%+
        Net investment income (loss)              4.24%+           4.54%            1.71%          2.42%               (3.01)%+
     * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and loses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April
       30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED                YEAR ENDED              PERIOD ENDED
                                            OCTOBER 31, 2002            APRIL 30, 2002           APRIL 30, 2001*
                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
                                                     CLASS B
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $ 9.98                    $ 9.81                    $ 9.77
                                                      ------                    ------                    ------
Income from investment operations#(S)(S) -
  Net investment income(S)                            $ 0.20                    $ 0.43                    $ 0.12
  Net realized and unrealized gain on
    investments and foreign currency                    0.32                      0.28                      0.10+++
                                                      ------                    ------                    ------
      Total from investment operations                $ 0.52                    $ 0.71                    $ 0.22
                                                      ------                    ------                    ------
Less distributions declared to shareholders -
  From net investment income                          $(0.24)                   $(0.45)                   $(0.17)
  In excess of net investment income                    --                       (0.05)                    (0.01)
  From net realized gain on investments
    and foreign currency transactions                   --                       (0.01)                     --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                        --                       (0.03)                     --
                                                      ------                    ------                    ------
      Total distributions declared to
        shareholders                                  $(0.24)                   $(0.54)                   $(0.18)
                                                      ------                    ------                    ------
Net asset value - end of period                       $10.26                    $ 9.98                    $ 9.81
                                                      ======                    ======                    ======
Total return                                            5.24%++                   7.27%                     5.89%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                          1.55%+                    1.55%                     1.57%+
    Net investment income(S)(S)                         3.89%+                    4.35%                     5.19%+
Portfolio turnover                                        76%                      166%                      272%
Net assets at end of period (000
  Omitted)                                           $71,277                   $40,800                    $5,454

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                           $ 0.18                    $ 0.38                    $ 0.01
      Ratios (to average net assets):
        Expenses##                                      1.85%+                    2.02%                     6.30%+
        Net investment income                           3.59%+                    3.88%                     0.46%+
     * For the period from the inception of Class B shares, December 29, 2000, through April 30, 2001.
     + Annualized.
    ++ Not annualized.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April
       30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED                YEAR ENDED              PERIOD ENDED
                                            OCTOBER 31, 2002            APRIL 30, 2002           APRIL 30, 2001*
                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
                                                     CLASS C
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $ 9.98                    $ 9.81                    $ 9.77
                                                      ------                    ------                    ------
Income from investment operations#(S)(S) -
  Net investment income(S)                            $ 0.20                    $ 0.43                    $ 0.13
  Net realized and unrealized gain on
    investments and foreign currency                    0.32                      0.28                      0.09+++
                                                      ------                    ------                    ------
      Total from investment operations                $ 0.52                    $ 0.71                    $ 0.22
                                                      ------                    ------                    ------
Less distributions declared to shareholders -
  From net investment income                          $(0.24)                   $(0.45)                   $(0.17)
  In excess of net investment income                    --                       (0.05)                    (0.01)
  From net realized gain on investments
    and foreign currency transactions                   --                       (0.01)                     --
  In excess of net realized gain on
    investments and foreign currencytransactions        --                       (0.03)                     --
                                                      ------                    ------                    ------
      Total distributions declared to
        shareholders                                  $(0.24)                   $(0.54)                   $(0.18)
                                                      ------                    ------                    ------
Net asset value - end of period                       $10.26                    $ 9.98                    $ 9.81
                                                      ======                    ======                    ======
Total return                                            5.14%++                   7.27%                     5.90%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                          1.55%+                    1.55%                     1.57%+
    Net investment income(S)(S)                         3.89%+                    4.34%                     5.20%+
Portfolio turnover                                        76%                      166%                      272%
Net assets at end of period (000 Omitted)            $29,499                   $16,411                    $4,274

   (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:
         Net investment income                        $ 0.18                    $ 0.38                    $ 0.01
         Ratios (to average net assets):
           Expenses##                                   1.85%+                    2.02%                     6.30%+
           Net investment income                        3.59%+                    3.87%                     0.47%+
     * For the period from the inception of Class C shares, December 29, 2000, through April 30, 2001.
     + Annualized.
    ++ Not annualized.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April
       30, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED APRIL 30,
                                      SIX MONTHS ENDED       ------------------------------------------         PERIOD ENDED
                                      OCTOBER 31, 2002             2002             2001           2000      APRIL 30, 1999*
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $ 9.96           $ 9.79           $ 9.26         $ 9.78               $10.00
                                                ------           ------           ------         ------               ------
Income from investment operations#(S)(S) -
  Net investment income(S)                      $ 0.19           $ 0.45           $ 0.66         $ 0.65               $ 0.18
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.38             0.35             0.55+++       (0.53)               (0.23)
                                                ------           ------           ------         ------               ------
      Total from investment operations          $ 0.57           $ 0.80           $ 1.21         $ 0.12               $(0.05)
                                                ------           ------           ------         ------               ------
Less distributions declared to shareholders -
  From net investment income                    $(0.29)          $(0.54)          $(0.65)        $(0.64)              $(0.17)
  In excess of net investment income              --              (0.05)           (0.03)          --                   --
  From net realized gain on investments
    and foreign currency transactions             --              (0.01)            --             --                   --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --              (0.03)            --             --                   --
                                                ------           ------           ------         ------               ------
      Total distributions declared to
        shareholders                            $(0.29)          $(0.63)          $(0.68)        $(0.64)              $(0.17)
                                                ------           ------           ------         ------               ------
Net asset value - end of period                 $10.24           $ 9.96           $ 9.79         $ 9.26               $ 9.78
                                                ======           ======           ======         ======               ======
Total return                                      5.68%++          8.36%           13.47%          1.41%               (0.49)%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                    0.55%+           0.55%            0.04%          0.03%                0.30%+
    Net investment income(S)(S)                   4.84%+           5.48%            6.92%          6.92%                5.13%+
Portfolio turnover                                  76%             166%             272%           209%                 117%
Net assets at end of period (000 Omitted)      $55,344           $3,900               $0++++         $0++++               $0++++

   (S) Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.20% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fees for the periods indicated. Prior to December 29, 2000, and effective February 1, 1999, the investment adviser had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management fees. Prior to February 1, 1999, the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:
         Net investment income (loss)           $ 0.17           $ 0.41           $ 0.21         $ 0.27               $(0.11)
         Ratios (to average net assets):
           Expenses##                             0.85%+           1.02%            4.77%          4.08%                8.58%+
           Net investment income (loss)           4.54%+           5.01%            2.19%          2.87%               (3.15)%+
     * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and loses at such time.
  ++++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and begain amortizing premium on debt securities. The effect of this change for the year ended April
       30, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                          OCTOBER 31, 2002*
                                                                                (UNAUDITED)
-------------------------------------------------------------------------------------------
                                                                                 CLASS 529A
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding  throughout each period):
Net asset value - beginning of period                                                $10.05
                                                                                     ------
Income from investment operations# -
  Net investment income(S)                                                           $ 0.10
  Net realized and unrealized gain on investments and foreign currency                 0.21+++
                                                                                     ------
      Total from investment operations                                               $ 0.31
                                                                                     ------
Less distributions declared to shareholders -
  From net investment income                                                         $(0.13)
                                                                                     ------
Net asset value - end of period                                                      $10.23
                                                                                     ======
Total return                                                                           3.85%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                           1.05%+
  Net investment income                                                                4.34%+
Portfolio turnover                                                                       76%
Net assets at end of period (000 Omitted)                                               $47

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated.
    To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                                                          $ 0.09
      Ratios (to average net assets):
        Expenses##                                                                     1.45%+
        Net investment income                                                          3.94%+
  * For the period from the inception of Class 529A shares, July 31, 2002, through October 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------

                                                                               PERIOD ENDED
                                                                          OCTOBER 31, 2002*
                                                                                (UNAUDITED)
-------------------------------------------------------------------------------------------
                                                                                 CLASS 529B
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding  throughout each period):
Net asset value - beginning of period                                                $10.07
                                                                                     ------
Income from investment operations# -
  Net investment income(S)                                                           $ 0.09
  Net realized and unrealized gain on investments and foreign currency                 0.21+++
                                                                                     ------
      Total from investment operations                                               $ 0.30
                                                                                     ------
Less distributions declared to shareholders -
  From net investment income                                                         $(0.11)
                                                                                     ------
Net asset value - end of period                                                      $10.26
                                                                                     ======
Total return                                                                           3.65%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                           1.80%+
  Net investment income                                                                3.54%+
Portfolio turnover                                                                       76%
Net assets at end of period (000 Omitted)                                                $8

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated.
    To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                                                          $ 0.08
      Ratios (to average net assets):
        Expenses##                                                                     2.10%+
        Net investment income                                                          3.24%+
  * For the period from the inception of Class 529B shares, July 31, 2002, through October 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------

                                                                               PERIOD ENDED
                                                                          OCTOBER 31, 2002*
                                                                                (UNAUDITED)
-------------------------------------------------------------------------------------------
                                                                                 CLASS 529C
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $10.07
                                                                                     ------
Income from investment operations# -
  Net investment income(S)                                                           $ 0.09
  Net realized and unrealized gain on investments and foreign currency                 0.21+++
                                                                                     ------
      Total from investment operations                                               $ 0.30
                                                                                     ------
Less distributions declared to shareholders -
  From net investment income                                                         $(0.11)
                                                                                     ------
Net asset value - end of period                                                      $10.26
                                                                                     ======
Total return                                                                           3.64%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                           1.80%+
  Net investment income                                                                3.51%+
Portfolio turnover                                                                       76%
Net assets at end of period (000 Omitted)                                                $5

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated.
    To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                                                          $ 0.08
      Ratios (to average net assets):
        Expenses##                                                                     2.10%+
        Net investment income                                                          3.21%+
  * For the period from the inception of Class 529C shares, July 31, 2002, through October 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Bond Fund (the fund) is a non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended April 30, 2002 and April 30, 2001 was as follows:
                                              APRIL 30, 2002    APRIL 30, 2001
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                 $3,320,669          $175,504
  Long-term capital gain                               4,403             --
                                                  ----------          --------
Total distributions declared                      $3,325,072          $175,504
                                                  ==========          ========

As of April 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                   $ 459,975
          Undistributed long-term capital gain                --
          Capital loss carryforward                           --
          Unrealized loss                                  (153,152)
          Other temporary differences                      (589,596)

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution and service fees such that the fund's aggregate expenses do not exceed 0.20% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees, which had no impact on the expenses of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $47,998 and $282 for the six months ended October 31, 2002, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class 529A, Class B, Class 529B, Class C and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class" average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                   CLASS A         CLASS B         CLASS C      CLASS 529A      CLASS 529B      CLASS 529C
----------------------------------------------------------------------------------------------------------------------------
Distribution Fee                     0.10%           0.75%           0.75%           0.25%           0.75%           0.75%
Service Fee                          0.25%           0.25%           0.25%           0.25%           0.25%           0.25%
                                     -----           -----           -----           -----           -----           -----

Total Distribution Plan              0.35%           1.00%           1.00%           0.50%           1.00%           1.00%
                                     =====           =====           =====           =====           =====           =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended October 31, 2002, amounted to:

                                   CLASS A         CLASS B         CLASS C      CLASS 529A      CLASS 529B      CLASS 529C
----------------------------------------------------------------------------------------------------------------------------
Service Fee Retained  by MFD        $3,881             $31             $82        --              --              --

Fees incurred under the distribution plan during the six months ended October 31, 2002, were as follows:

                                   CLASS A         CLASS B         CLASS C      CLASS 529A      CLASS 529B      CLASS 529C
----------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan              0.15%           1.00%           1.00%           0.25%           1.00%           1.00%

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class
B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 2002, were as follows:

                                   CLASS A         CLASS B         CLASS C                      CLASS 529B      CLASS 529C
----------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales
  Charges Imposed                  $10,773         $64,596          $3,717                        --              --

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES              SALES
-----------------------------------------------------------------------------
U.S. government securities                    $169,551,650       $ 94,456,681
                                              ------------       ------------
Investments (non-U.S. government securities)  $ 98,596,146       $ 34,754,742
                                              ------------       ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $259,206,869
                                                                 ------------
Gross unrealized appreciation                                    $  5,801,286
Gross unrealized depreciation                                      (1,663,217)
                                                                 ------------
    Net unrealized appreciation                                  $  4,138,069
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                              SIX MONTHS ENDED OCTOBER 31, 2002                 YEAR ENDED APRIL 30, 2002
                              ---------------------------------         ---------------------------------
                                         SHARES          AMOUNT               SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           6,720,020    $ 68,293,610            6,637,803         $ 66,314,402
Shares issued to shareholders in
  reinvestment of distributions         150,044       1,519,202               90,668              909,231
Shares reacquired                    (1,678,599)    (16,976,898)          (1,705,864)         (16,990,874)
                                   ------------    ------------         ------------         ------------
    Net increase                      5,191,465    $ 52,835,914            5,022,607         $ 50,232,759
                                   ============    ============         ============         ============

Class B shares
                              SIX MONTHS ENDED OCTOBER 31, 2002                 YEAR ENDED APRIL 30, 2002
                              ---------------------------------         ---------------------------------
                                         SHARES          AMOUNT               SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           3,477,195    $ 35,290,989            4,323,493         $ 43,378,563
Shares issued to shareholders in
  reinvestment of distributions          96,419         977,686               87,848              882,880
Shares reacquired                      (712,122)     (7,209,701)            (880,051)          (8,812,421)
                                   ------------    ------------         ------------         ------------
    Net increase                      2,861,492    $ 29,058,974            3,531,290         $ 35,449,022
                                   ============    ============         ============         ============

Class C shares
                              SIX MONTHS ENDED OCTOBER 31, 2002                 YEAR ENDED APRIL 30, 2002
                              ---------------------------------         ---------------------------------
                                         SHARES          AMOUNT               SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,616,906    $ 16,376,886            1,613,124         $ 16,161,929
Shares issued to shareholders in
  reinvestment of distributions          34,432         349,150               34,395              345,469
Shares reacquired                      (419,534)     (4,239,588)            (438,989)          (4,438,727)
                                   ------------    ------------         ------------         ------------
    Net increase                      1,231,804    $ 12,486,448            1,208,530         $ 12,068,671
                                   ============    ============         ============         ============

Class I shares
                              SIX MONTHS ENDED OCTOBER 31, 2002                 YEAR ENDED APRIL 30, 2002
                              ---------------------------------         ---------------------------------
                                         SHARES          AMOUNT               SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           5,309,155    $ 53,683,076              484,829         $  4,835,506
Shares issued to shareholders in
  reinvestment of distributions          24,518         249,185                2,215               21,932
Shares reacquired                      (318,127)     (3,225,325)             (95,485)            (949,793)
                                   ------------    ------------         ------------         ------------
    Net increase                      5,015,546    $ 50,706,936              391,559         $  3,907,645
                                   ============    ============         ============         ============

Class 529A shares
                             SIX MONTHS ENDED OCTOBER 31, 2002*
                             ----------------------------------
                                         SHARES          AMOUNT
---------------------------------------------------------------
Shares sold                               4,620    $     47,368
Shares issued to shareholders in
  reinvestment of distributions               6              61
Shares reacquired+                           (0)             (0)
                                   ------------    ------------
    Net increase                          4,626    $     47,429
                                   ============    ============

Class 529B shares
                             SIX MONTHS ENDED OCTOBER 31, 2002*
                             ----------------------------------
                                         SHARES          AMOUNT
---------------------------------------------------------------
Shares sold                                 779    $      7,866
Shares issued to shareholders in
  reinvestment of distributions               4              41
                                   ------------    ------------
    Net increase                            783    $      7,907
                                   ============    ============

Class 529C shares
                             SIX MONTHS ENDED OCTOBER 31, 2002*
                             ----------------------------------
                                         SHARES          AMOUNT
---------------------------------------------------------------
Shares sold                                 520    $      5,200
Shares issued to shareholders in
  reinvestment of distributions               3              35
                                   ------------    ------------
    Net increase                            523    $      5,235
                                   ============    ============

* For the period from the inception of Class 529A, 529B, and 529C shares, July 31, 2002, through October 31, 2002.
+ Number of shares was less than 1.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund or the six months ended October 31, 2002, was $759. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2002, the fund owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.03% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

DESCRIPTION                                DATE OF ACQUISITION     PRINCIPAL AMOUNT         COST        VALUE
-------------------------------------------------------------------------------------------------------------
DLJ Mortgage Acceptance Corp. 8s, 2003                  4/06/01              86,257      $84,834      $86,801
                                                                                                      -------

MFS(R) RESEARCH BOND FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services
Company, Vice President (since August
2000);
UAM Fund Services, Senior Vice
President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF FIXED INCOME                                 individuals, call toll free: 1-800-637-6576 any
RESEARCH                                                 business day from 9 a.m. to 5 p.m. Eastern time.
Michae W. Roberge+                                       (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
The Chase Manhattan Bank                                 touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) RESEARCH BOND FUND                                    -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             MRB-3  12/02   38M